Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT is entered into as of May 15, 2012 (this “Agreement”) among Oncor Electric Delivery Company LLC (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement referred to below (the “Administrative Agent”), each party that executes and delivers a signature page hereto as an “Incremental Lender” (the “Incremental Lenders”), the Swingline Lender (as defined in the Credit Agreement) and each Fronting Bank (as defined in the Credit Agreement), and is executed and delivered pursuant to Section 2.19(c) of the Credit Agreement.

Reference is made to (i) the Amended and Restated Revolving Credit Agreement, dated as of October 11, 2011 (the “Credit Agreement”), among the Borrower, the Administrative Agent, the Swingline Lender, the Fronting Banks and the Lenders (such term and other capitalized terms defined in the Credit Agreement are used herein as defined therein), and (ii) a letter, dated May 1, 2012, from the Borrower pursuant to which the Borrower has requested an Incremental Commitment Increase pursuant to Section 2.19(a) of the Credit Agreement.

The Borrower and each Incremental Lender hereby agree that, subject to the satisfaction of the conditions precedent set forth in Section 2.19(b) of the Credit Agreement and the payment by the Borrower to each Incremental Lender of a fee equal to 0.25% of such Incremental Lender’s share of the Incremental Commitment Increase, the amount of the Commitment of such Incremental Lender shall be increased by the amount set forth opposite such Incremental Lender’s name on such Incremental Lender’s signature page. The Agreement is subject to the provisions of Sections 8.05, 8.07, 8.12, 8.15, 8.19 and 8.21 of the Credit Agreement, each of which is incorporated herein by reference, mutatis mutandis.

Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Fronting Bank, the Swingline Lender or any Lender under the Credit Agreement or any other Credit Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed by the Borrower in all respects and shall continue in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, each party named below has executed this Agreement and delivered the same to the Administrative Agent for the benefit of each party to the Credit Agreement as of the date and year first above written.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By	/s/ John M. Casey

John M. Casey
Vice President - Treasurer

[Signature Page to Oncor Joinder Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender and Fronting Bank

By	/s/ Peter Christensen

Peter Christensen
Vice President

BARCLAYS BANK PLC,
as Fronting Bank

By	/s/ May Huang

May Huang
Assistant Vice President

BANK OF AMERICA, N.A.,
as Fronting Bank

By	/s/ Mike Mason

Mike Mason
Director

CITIBANK, N.A.,
as Fronting Bank

By	/s/ Anita J. Brickell

Anita J. Brickell
Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as Fronting Bank

By	/s/ Emily Freedman

Emily Freedman
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	JPMORGAN CHASE BANK, N.A., as Incremental Lender

	By	/s/ Peter Christensen
Peter Christensen
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	BARCLAYS BANK, PLC, as Incremental Lender

	By	/s/ Michael Mozer
Michael Mozer
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	BANK OF AMERICA, N.A., as Incremental Lender

	By	/s/ Mike Mason
Mike Mason Director

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	CITIBANK, N.A., as Incremental Lender

	By	/s/ Anita J. Brickell
Anita J. Brickell Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	THE ROYAL BANK OF SCOTLAND PLC, as Incremental Lender

	By	/s/ Emily Freedman
Emily Freedman Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $55,000,000	ROYAL BANK OF CANADA, as Incremental Lender

	By	/s/ Frank Lambrinos
Frank Lambrinos Authorized Signatory

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Lender

	By	/s/ Alain Daoust
Alain Daoust
Director

	By	/s/ Kevin Buddhdew
Kevin Buddhdew
Associate

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $35,000,000	MORGAN STANLEY SENIOR FUNDING, INC., as Incremental Lender

	By	/s/ Kelly Chin
Kelly Chin
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $25,000,000	UNION BANK, N.A., as Incremental Lender

	By	/s/ Jeff Fesenmaier
Jeff Fesenmaier Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $25,000,000	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Incremental Lender

	By	/s/ Scott Bjelde
Scott Bjelde Managing Director

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $25,000,000	U.S. BANK NATIONAL ASSOCIATION, as Incremental Lender

	By	/s/ Eric J. Cosgrove
Eric J. Cosgrove
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $10,000,000	THE NORTHERN TRUST COMPANY, as Incremental Lender

	By	/s/ Morgan A. Lyons
Morgan A. Lyons
Senior Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $10,000,000	PNC BANK, NATIONAL ASSOCIATION, as Incremental Lender

	By	/s/ M. Colin Warman
M. Colin Warman
Vice President

[Signature Page to Oncor Joinder Agreement]

Incremental Commitment: $5,000,000	BOKF, N.A. DBA BANK OF TEXAS, as Incremental Lender

	By	/s/ Alan R. Morris
Alan R. Morris
Vice President

[Signature Page to Oncor Joinder Agreement]